SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
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Check the appropriate box:      ☐

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☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
MIDWEST BANC HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):

☑	No fee required.

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(4)	Date Filed:

James J. Giancola
President and
Chief Executive Officer
501 W. North Avenue
Melrose Park, IL 60160
(708) 865-1053
November 28, 2008
Attention: Holders of Midwest Banc Holdings, Inc. Series A Depositary Shares
I am contacting you directly to ask you to vote in favor of Proposal 1, which authorizes the issuance of preferred stock to the United States Treasury. According to our records, you have not provided voting instructions for the Special Meeting of Series A Preferred Stockholders, scheduled for December 5, 2008.
Please note the voting instructions on the attached voting form, allowing you to vote easily by phone or internet, or by mail.
The issuance of this preferred stock strengthens our balance sheet and is, therefore, very important to Midwest Banc. We look forward to receiving your vote.
We value your investment, continued support and loyalty to Midwest Banc Holdings, Inc.
If you have any questions regarding voting, you may call Midwest Banc at +1 (708) 865-1053 or our proxy solicitor, Morrow & Co., LLC, toll free at + 1 (800) 245-1502.
Sincerely,

James J. Giancola
President and Chief Executive Officer
Midwest Bank and Trust Company — Midwest Financial and Investment Services, Inc. — Midwest Bank Insurance Services, L.L.C.

MIDWEST BANC HOLDINGS, INC. SPECIAL MEETING TO BE HELD ON 12/05/08
FOR HOLDERS AS OF 11/07/08 * ISSUER CONFIRMATION COPY - INFO ONLY *
2 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

598251205

DIRECTORS

PROPOSAL(S)

		DIRECTORS RECOMMEND
1	*- TO AUTHORIZE THE ISSUANCE BY MIDWEST OF UP TO $85.5 MILLION OF FIXED RATE, CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES T TO THE UNITED STATES TREASURY (THE "SERIES T PROPOSAL"). ---->>>	FOR --->>> 0040300
2	*- TO GRANT MANAGEMENT THE AUTHORITY TO ADJOURN, POSTPONE OR CONTINUE THE SPECIAL MEETING IF NECESSARY OR APPROPRIATE TO PERMIT FURTHER SOLICITATION OF VOTING INSTRUCTION CARDS IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE SERIES T PROPOSAL. --------->>>	FOR --->>> 0010401

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

VIF01H

FOLD AND DETACH HERE

MIDWEST BANC HOLDINGS, INC.
12/05/08
2 -I -S

DIRECTORS
(MARK "X" FOR ONLY ONE BOX)

X THIS SPACE INTENTIONALLY LEFT BLANK
X PLEASE INDICATE YOUR VOTING
X INSTRUCTIONS FOR EACH PROPOSAL

USE NUMBER ONLY

	FOR	AGAINST	ABSTAIN
1	X	X	X
	DO NOT USE		
	DO NOT USE		
2	X	X	X
	DO NOT USE		
	DO NOT USE		
	DO NOT USE		
	DO NOT USE		
	DO NOT USE		
	DO NOT USE		
	DO NOT USE		
	DO NOT USE		
	DO NOT USE		
	DO NOT USE		
	X		

PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK X

SEE VOTING INSTRUCTION NO. _______ ON REVERSE

A/C:

598251205

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING X

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

247576

2

2

MIDWEST BANC HOLDINGS, INC.
501 WEST NORTH AVENUE
MELROSE PARK, IL 60160

FOLD AND DETACH HERE

SIGNATURE(S) / / DATE